                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------

                   First Trust Strategic High Income Fund II
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2017
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may
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

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

First Trust
Strategic High Income Fund II (FHY)

Annual Report
For the Year Ended
October 31, 2017

Brookfield

First Trust

Table of Contents

First Trust Strategic High Income Fund II (FHY)

Annual Report

October 31, 2017

Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Brookfield Investment Management Inc. (“Brookfield” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at http://www.ftportfolios.com.

How to Read This Report

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter

First Trust Strategic High Income Fund II (FHY)

Annual Letter from the Chairman and CEO

October 31, 2017

Dear Shareholders,

Thank you for your investment in First Trust Strategic High Income Fund II.

First Trust is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2017, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

The U.S. bull market continued through the November 2016 election and the first nine months of the Trump presidency. During that period, November 8, 2016 (Election Day 2016) through October 31, 2017, the S&P 500® Index (the “Index”) posted a total return of 22.73%, according to Bloomberg. Ten of the eleven Index sectors were up on a total return basis as well. Since the beginning of 2017 through October 31, 2017, the Index has closed its trading sessions at all-time highs on 50 occasions. Finally, as of October 31, 2017, the Index has spent the entire year in positive territory. This has only happened in 10 different years over the past seven decades.

The current bull market, as measured from March 9, 2009 through October 31, 2017, is the second longest in history. While we are optimistic about the U.S. economy, we are also aware that no one can predict the future or know how markets will perform in different economic environments. We believe that one should invest for the long term and be prepared for market volatility by keeping current on your portfolio and investing goals by speaking regularly with your investment professional. It is also important to keep in mind that past performance can never guarantee future results.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value our relationship with you and will continue to focus on bringing the types of investments that we believe can help you reach your financial goals.

Sincerely,

James A. Bowen

Chairman of the Board of Trustees

Chief Executive Officer of First Trust Advisors L.P.

First Trust Strategic High Income Fund II (FHY)

“AT A GLANCE”

As of October 31, 2017 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FHY
Common Share Price	$13.32
Common Share Net Asset Value (“NAV”)	$14.70
Premium (Discount) to NAV	(9.39)%
Net Assets Applicable to Common Shares	$102,466,529
Current Monthly Distribution per Common Share(1)	$0.09
Current Annualized Distribution per Common Share	$1.08
Current Distribution Rate on Common Share Price(2)	8.11%
Current Distribution Rate on NAV(2)	7.35%

Common Share Price & NAV (weekly closing price)

Performance

		Average Annual Total Return
	1 Year Ended 10/31/17	5 Years Ended 10/31/17	10 Years Ended 10/31/17	Inception (3/28/06) to 10/31/17
Fund Performance(3)
NAV	14.15%	6.56%	0.00%	-0.07%
Market Value	19.18%	3.72%	-0.25%	-1.31%
Index Performance
Barclays Capital Ba U.S. High Yield Index	7.56%	6.17%	8.28%	8.05%
ICE BofAML U.S. High Yield Index(4)	9.14%	6.29%	7.69%	7.72%

Asset Classification	% of Total Investments
Corporate Bonds and Notes	81.1%
Foreign Corporate Bonds and Notes	14.8
Manufactured Housing Loans	1.9
Residential Mortgage-Backed Securities	1.8
Equity	0.4
Collateralized Debt Obligations	0.0 *

Total	100.0%

*	Amount is less than 0.1%.

Credit Quality(5)	% of Total Fixed-Income Investments
BBB	1.2%
BBB-	12.2
BB+	12.1
BB	17.6
BB-	17.2
B+	16.5
B	6.9
B-	7.9
CCC+	1.4
CCC	1.4
CCC-	0.0 *
C	1.9
D	0.1
Not Rated	3.6

Total	100.0%

*	Amount is less than 0.1%.

(1)	Most recent distribution paid or declared through 10/31/2017. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2017. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.
(4)	Effective October 22, 2017, the index name changed from BofA Merrill Lynch US High Yield Master II Index to ICE BofAML US High Yield Index.
(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Portfolio Commentary

First Trust Strategic High Income Fund II (FHY)

Annual Report

October 31, 2017 (Unaudited)

Advisor

First Trust Advisors L.P. (“First Trust”) is the investment advisor to the First Trust Strategic High Income Fund II (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.

Sub-Advisor

Brookfield Investment Management Inc.

Brookfield Investment Management Inc. (the “Sub-Advisor”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management, Inc., providing global listed real assets strategies including real estate equities, infrastructure equities, multi-strategy real asset solutions and real asset debt and diversified real assets. With more than $16 billion of assets under management as of September 30, 2017, the Sub-Advisor manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Sub-Advisor is a wholly -owned subsidiary of Brookfield Asset Management, Inc., a leading global alternative asset manager with approximately $265 billion of assets under management as of September 30, 2017.

Portfolio Management Team

Dana E. Erikson, CFA – Managing Director

Commentary

First Trust Strategic High Income Fund II

The primary investment objective of the Fund is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment-grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Market Recap and Outlook

High Yield

The fiscal year was a favorable one for investors. Strong corporate earnings pushed equity markets higher, while the high-yield bond market shrugged off higher interest rates and moved higher as well. Despite lingering concerns about economic growth, it became evident later in the year that all major economies around the world experienced what came to be known as the synchronized global expansion. Investors enthusiastically received the new U.S. President’s economic program, and despite spotty implementation, confidence morphed into complacency as market volatility moved lower.

Crude oil generally traded in a $45-$55 per barrel range. The U.S. dollar traded lower after an initial election-related spike, but its decline boosted many commodity prices, especially metals. The energy and mining sectors had been troubled in recent years, but improved product pricing enabled many companies to successfully recover from difficulty.

Arguably the most negative macro factor this fiscal year was the Federal Reserve’s (the “Fed”) monetary tightening and rate increases. There were three rate hikes this fiscal year, taking the short term Federal Funds Rate from 0.4% to 1.15%1. The 10-year U.S. Treasury yield rose from 1.8% to 2.4%1. With short-term rates rising faster than long-term, the yield curve compressed significantly during the year, from 101 basis points (2-year to 10-year) to 79 basis points2. Historically, flat or inverted yield curves have proven problematic for high yield markets.

As measured by the ICE BofAML US High Yield Index, the high-yield market returned 9.1% in the 12-month period ended October 31, 20173. Equities, as measured by the S&P 500® Index (the “Index”) were up 23.6%4. Investors embraced credit risk this year, with lower quality bonds outperforming higher quality. This is expected when interest rates rise and equity markets are strong. The energy, mining, and raw materials sectors continued to outperform, benefiting from stronger product prices.

[1]	Federal Reserve Bank of St. Louis chart of Ten-Year Treasury Constant Maturity Rate. https://fred.stlouisfed.org/series/DGS10
[2]	Federal Reserve Bank of St. Louis chart of 10-Year Treasury Constant Maturity Minus 2-Year Treasury Constant Maturity (T10Y2Y). https://fred.stlouisfed.org/series/T10Y2Y
[3]	12 month return of H0A0 as of October 31, 2017. Bloomberg.
[4]	J.P. Morgan High Yield Market Monitor 1 November 2017 p 9

Portfolio Commentary (Continued)

First Trust Strategic High Income Fund II (FHY)

Annual Report

October 31, 2017 (Unaudited)

New issue volume has been healthy year-to-date, with new issuance totaling $280 billion through October, an increase from the same period of last year5. Mutual fund shareholder flows, however, turned negative with shareholders redeeming $10 billion year-to-date through October 31, 20176. If this trend continues for the balance of the 2017 calendar year, shareholder flows will be negative four out of the last five years. Companies, however, continue to support the high-yield market by tendering and calling their debt, which totaled $115 billion and $48 billion, respectively, year-to-date through October 31, 20177. We believe that the new issue market is healthy and functioning well, as is the secondary trading market.

Credit conditions remain positive among high-yield issuers. Defaults have continued their decline and ended the fiscal year at a modest 1.18%8, down from 3.6% as of October 20179. The ratio of credit rating agency upgrades to downgrades, and the number of high-yield companies being upgraded to investment grade are all positive and speak to the healthy state of corporate credit.

Performance Analysis

For the 12-month period ended October 31, 2017, the Fund had a total return10 of 14.15% based on net asset value (“NAV”). For the period, the Fund traded from a discount to NAV of -13.22% to a discount to NAV of -9.39%, resulting in a total return of 19.18%, based on market price.

The total return for the Fund’s benchmark, the Barclays Capital Ba U.S. High Yield Index, was 7.56% for the 12-month period ended October 31, 2017. While the benchmark contains mostly corporate debt, it is important to note that the Fund maintained exposure to structured finance and mortgage-related securities during the period.

An important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of financial leverage through the use of bank borrowings. As of October 31, 2017, the Fund’s leverage was approximately 27.75% of Managed Assets. The use of leverage contributed to performance during the period. The Fund may utilize leverage in an amount up to 33.33% of Managed Assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund are rising generally.

The Fund benefited from strong performance from the allocation to asset-backed and securitized investments, while the Fund’s equities allocation lagged during the fiscal year.

Contributors to relative performance over the 12-month period ended October 31, 2017 included the Fund’s allocation to the healthcare, retail, and transportation sectors. The Fund was underweight healthcare, and focused the bulk of its exposure on the health facilities sub-sector, which provided a steady income. The retail sector was particularly troubled this year as online competition caused many store closings and bankruptcies which the Fund avoided. The Fund’s retail exposure sidestepped the troubled department store sub-sector and concentrated on supermarkets and specialty retail which held up well. Finally, the Fund’s transportation exposure was concentrated in rail and transportation infrastructure which aided relative performance.

Detractors from performance included the Fund’s overweight in the telecommunications, energy, and services sectors. A number of issuers in the wireline telecommunications sub-sector were challenged by greater-than trend-line declines in customer count along with some difficulties absorbing recent acquisitions. The Fund’s energy allocation saw some security selection challenges on the exploration and production side, offset somewhat by strong performance of its holdings in the refining sub-sector. The Fund’s holdings in services underperformed primarily due to its more conservative stance in the support services sub-sector which missed some rebounds this year.

The Fund’s ratings allocation aided relative performance due to its concentration in single-B bonds and underweight the lower-performing BB bonds sector. By contrast, the Fund’s defensive overweight in very short duration securities detracted from performance in this strong market.

[5]	J.P. Morgan High Yield Market Monitor 1 November 2017 p 15
[6]	J.P. Morgan High Yield Market Monitor 1 November 2017 p 15
[7]	J.P. Morgan High Yield Market Monitor 1 November 2017 p15
[8]	J.P. Morgan High Yield Market Monitor 1 November 2017 p 16
[9]	J.P. Morgan High Yield Market Monitor 1 November 2016 p 6
[10]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

Portfolio Commentary (Continued)

First Trust Strategic High Income Fund II (FHY)

Annual Report

October 31, 2017 (Unaudited)

Outlook

While corporate credit is good, and high-yield market trading is sound, this year’s market performance compressed yields and spreads. At the end of October, the JP Morgan US high yield index spread was 408 basis points over the 10-year Treasury bond, compared with 550 basis points at this time last year11. Investor confidence is high, and may be bordering on complacency, driving market volatility to record lows. Current valuations do not appear to leave room for disappointments on either the macro or company level, meaning the market seems to be priced for perfection. In view of the relatively flat yield curve and the Fed’s tightening program, we remain cautious at this point and look to take advantage of company-specific opportunities to clip coupons rather than positioning the portfolio for continuing bullish markets.

[11]	J.P. Morgan High Yield Market Monitor 1 November 2017 p11

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments

October 31, 2017

Principal Value	Description	Stated Coupon	Stated Maturity	Value

CORPORATE BONDS AND NOTES – 106.2%
	Automotive – 1.5%
$825,000	American Axle & Manufacturing, Inc. (a)	6.25%	03/15/21	$848,719
700,000	American Axle & Manufacturing, Inc. (a)	6.63%	10/15/22	725,812

				1,574,531

	Basic Industry – 9.1%
2,950,000	AK Steel Corp.	7.63%	10/01/21	3,075,375
950,000	Hexion, Inc./Hexion Nova Scotia Finance ULC (a)	9.00%	11/15/20	679,250
2,100,000	Pulte Group, Inc. (a)	6.38%	05/15/33	2,320,500
3,050,000	Toll Brothers Finance Corp. (a)	4.88%	11/15/25	3,206,312

				9,281,437

	Capital Goods – 1.1%
300,000	H&E Equipment Services, Inc. (b)	5.63%	09/01/25	317,625
775,000	Terex Corp. (b)	5.63%	02/01/25	822,469

				1,140,094

	Consumer Goods – 2.1%
900,000	L Brands, Inc. (a)	7.60%	07/15/37	904,500
1,425,000	New Albertsons, Inc. (a) (c)	7.75%	06/15/26	1,256,672

				2,161,172

	Energy – 25.6%
725,000	AmeriGas Partners LP/AmeriGas Finance Corp.	5.50%	05/20/25	744,938
1,600,000	Antero Midstream Partners LP/Antero Midstream Finance Corp.	5.38%	09/15/24	1,672,000
2,850,000	Blue Racer Midstream LLC/Blue Racer Finance Corp. (b)	6.13%	11/15/22	2,985,375
1,650,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (a)	6.25%	04/01/23	1,724,250
2,075,000	EP Energy LLC/Everest Acquisition Finance, Inc.	6.38%	06/15/23	1,245,000
650,000	EP Energy LLC/Everest Acquisition Finance, Inc. (b)	8.00%	11/29/24	666,250
1,850,000	Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. (a) (c)	8.63%	06/15/20	1,660,375
1,650,000	Global Partners LP/GLP Finance Corp. (a) (c)	6.25%	07/15/22	1,695,375
1,125,000	Holly Energy Partners LP / Holly Energy Finance Corp. (b)	6.00%	08/01/24	1,184,063
725,000	ION Geophysical Corp. (d)	9.13%	12/15/21	612,625
2,275,000	MPLX LP	4.88%	12/01/24	2,477,805
1,975,000	NRG Energy, Inc. (a)	6.25%	07/15/22	2,083,625
2,000,000	NRG Yield Operating, LLC (a)	5.38%	08/15/24	2,095,000
875,000	Range Resources Corp.	5.75%	06/01/21	905,537
2,000,000	Targa Pipeline Partners LP/Targa Pipeline Finance Corp. (a) (c)	5.88%	08/01/23	2,027,500
2,375,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp. (a)	6.13%	10/15/21	2,455,156

				26,234,874

	Healthcare – 8.8%
4,800,000	HCA, Inc. (a)	5.25%	06/15/26	5,118,000
1,475,000	Kindred Healthcare, Inc. (a)	6.38%	04/15/22	1,372,488
2,450,000	Tenet Healthcare Corp. (a)	8.13%	04/01/22	2,471,437

				8,961,925

	Leisure – 10.0%
2,800,000	Boyd Gaming Corp.	6.38%	04/01/26	3,080,000
2,225,000	GLP Capital LP/GLP Financing II, Inc.	5.38%	04/15/26	2,414,125
1,525,000	Hospitality Properties Trust (a)	4.95%	02/15/27	1,618,068
2,900,000	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. (a)	5.63%	05/01/24	3,146,500

				10,258,693

Page 6	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

October 31, 2017

Principal Value	Description	Stated Coupon	Stated Maturity	Value

CORPORATE BONDS AND NOTES (Continued)
	Media – 14.7%
$2,925,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a)	5.75%	01/15/24	$3,045,656
2,200,000	CCO Holdings LLC/CCO Holdings Capital Corp. (a) (b)	5.88%	05/01/27	2,309,340
3,800,000	CSC Holdings LLC (a)	5.25%	06/01/24	3,792,875
1,000,000	CSC Holdings LLC (b)	10.88%	10/15/25	1,227,500
2,300,000	Lamar Media Corp. (a)	5.38%	01/15/24	2,426,500
2,200,000	Mediacom Broadband LLC/Mediacom Broadband Corp. (a)	6.38%	04/01/23	2,299,000

				15,100,871

	Services – 4.0%
200,000	Ashtead Capital, Inc. (b)	5.63%	10/01/24	213,810
1,000,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc. (a)	5.50%	04/01/23	1,016,250
2,500,000	United Rentals North America, Inc. (a)	5.75%	11/15/24	2,659,375
150,000	United Rentals North America, Inc.	5.50%	05/15/27	160,875

				4,050,310

	Telecommunications – 20.4%
2,975,000	Centurylink, Inc. (a)	7.65%	03/15/42	2,729,563
1,550,000	CyrusOne L.P./CyrusOne Finance Corp. (b)	5.38%	03/15/27	1,660,438
2,300,000	Frontier Communications Corp. (a)	11.00%	09/15/25	1,963,625
3,025,000	Level 3 Financing, Inc. (a)	5.38%	05/01/25	3,168,687
175,000	Qwest Capital Funding, Inc.	6.88%	07/15/28	166,644
1,250,000	SBA Communications Corp. (a)	4.88%	07/15/22	1,293,750
1,500,000	SBA Communications Corp.	4.88%	09/01/24	1,545,000
425,000	Sprint Capital Corp.	6.88%	11/15/28	454,484
1,875,000	T-Mobile USA, Inc. (a)	6.63%	04/01/23	1,973,437
3,050,000	Windstream Services LLC (a)	7.50%	06/01/22	2,287,500
3,500,000	Zayo Group LLC/Zayo Capital, Inc. (a)	6.00%	04/01/23	3,696,875

				20,940,003

	Transportation – 1.7%
1,625,000	Watco Cos. LLC/Watco Finance Corp. (a) (d)	6.38%	04/01/23	1,694,063

	Utility – 7.2%
1,675,000	AES Corp. (a)	4.88%	05/15/23	1,721,063
2,100,000	Calpine Corp. (a)	5.75%	01/15/25	2,005,500
1,140,000	Dynegy, Inc.	6.75%	11/01/19	1,184,175
2,300,000	Pattern Energy Group, Inc. (b)	5.88%	02/01/24	2,455,250

				7,365,988

	Total Corporate Bonds and Notes			108,763,961

	(Cost $107,453,524)

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)

FOREIGN CORPORATE BONDS AND NOTES – 19.4%
	Basic Industry – 7.0%
200,000	Alcoa Nederland Holding B.V. (USD) (b)	7.00%	09/30/26	229,000
3,100,000	Hudbay Minerals, Inc. (USD) (b)	7.63%	01/15/25	3,433,250
3,000,000	INEOS Group Holdings S.A. (USD) (b)	5.63%	08/01/24	3,127,500
250,000	Kinross Gold Corp. (USD)	5.95%	03/15/24	278,750
125,000	Kinross Gold Corp. (USD) (b)	4.50%	07/15/27	126,875

				7,195,375

See Notes to Financial Statements	Page 7

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

October 31, 2017

Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)

FOREIGN CORPORATE BONDS AND NOTES (Continued)
	Energy – 9.6%
1,800,000	LBC Tank Terminals Holding Netherlands BV (USD) (d)	6.88%	05/15/23	$1,892,250
3,275,000	MEG Energy Corp. (USD) (b)	6.50%	01/15/25	3,270,906
2,359,949	Precision Drilling Corp. (USD)	6.63%	11/15/20	2,389,449
12,000	Puma International Financing S.A. (USD) (d)	6.75%	02/01/21	12,319
800,000	Puma International Financing S.A. (USD) (d)	5.13%	10/06/24	819,200
1,500,000	Trinidad Driilling Ltd. (USD) (d)	6.63%	02/15/25	1,466,250

				9,850,374

	Transportation – 2.8%
800,000	Dynagas LNG Partners LP/Dynagas Finance, Inc. (USD) (a) (c)	6.25%	10/30/19	804,000
2,000,000	Teekay Offshore Partners LP/Teekay Offshore Finance Corp. (USD) (a) (c)	6.00%	07/30/19	2,010,000

				2,814,000

	Total Foreign Corporate Bonds and Notes			19,859,749

	(Cost $19,496,647)

Principal Value	Description	Stated Coupon	Stated Maturity	Value

MORTGAGE-BACKED SECURITIES – 2.3%
	Collateralized Mortgage Obligations – 2.3%
$107,824	Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-21, Class A8	5.75%	02/01/37	96,086
2,566,443	Nomura Resecuritization Trust Series 2014-1R, Class 2A11, 1 Mo. LIBOR + 0.13% (b) (e)	1.79%	02/26/37	1,952,912
27,897	Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-5, Class A11, 1 Mo. LIBOR x -6 + 39.48% (f)	32.05%	06/25/37	51,876
268,714	Wells Fargo Mortgage Backed Securities Trust Series 2006-8, Class A15	6.00%	07/01/36	271,234

	Total Mortgage-Backed Securities (Cost $2,044,534)			2,372,108

ASSET-BACKED SECURITIES – 2.5%
2,300,000	BankAmerica Manufactured Housing Contract Trust II Series 1997-1, Class B1	6.94%	06/10/21	2,543,748

	(Cost $1,718,565)

Shares	Description	Value

COMMON STOCKS – 0.5%
	Energy – 0.2%
7	Thunderbird Resources Equity, Inc. (c) (g) (h) (i)	264,425

	Utility – 0.3%
13,918	Vistra Energy Corp.	270,566

	Total Common Stocks	534,991

	(Cost $997,888)
PREFERRED SECURITIES – 0.0%
4,000,000	Soloso CDO, Ltd., (d) (g) (h) (j)	0

	(Cost $0)

Page 8	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

October 31, 2017

Shares	Description	Value

RIGHTS – 0.0%
	Utility – 0.0%
13,918	Vistra Energy Corp. (i)	$12,985
22,783	Vistra Energy Corp. Claim (g) (h) (i)	0

	Total Rights	12,985

	(Cost $24,357)

Principal Value	Description	Stated Coupon		Stated Maturity	Value

STRUCTURED NOTES – 0.0%
5,750,000	Preferred Term Securities XXV, Ltd. (d) (g) (h)	(j	)	06/22/37	0
2,500,000	Preferred Term Securities XXVI, Ltd. (d) (g) (h)	(j	)	09/22/37	0

	Total Structured Notes				0

	(Cost $0)
	Total Investments – 130.9% (Cost $131,735,515) (k)				134,087,542
	Outstanding Loan – (38.4)%				(39,350,000)
	Net Other Assets and Liabilities – 7.5%				7,728,987

	Net Assets – 100.0%				$102,466,529

(a)	All or a portion of this security serves as collateral on the outstanding loan.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. (“Brookfield”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2017, securities noted as such amounted to $25,982,563 or 25.4% of net assets.
(c)	Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be illiquid by Brookfield.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2017.
(f)	Inverse floating rate instrument.
(g)	This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At October 31, 2017, securities noted as such are valued at $264,425 or 0.3% of net assets.
(h)	This security’s value was determined using significant unobservable inputs (see Note 2A – Portfolio Valuation in the Notes to Financial Statements).
(i)	Non-income producing security.
(j)	Zero coupon security.
(k)	Aggregate cost for federal income tax purposes was $141,633,985. As of October 31, 2017, the aggregate gross unrealized appreciation for all investments in which there as an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $7,546,443. The net unrealized depreciation was $7,546,443.

CDO    Collateralized Debt Obligation

USD     United States Dollar

See Notes to Financial Statements	Page 9

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

October 31, 2017

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of October 31, 2017 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 10/31/2017		Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes*	$108,763,961		$—	$108,763,961	$—
Foreign Corporate Bonds and Notes*	19,859,749		—	19,859,749	—
Mortgage-Backed Securities*	2,372,108		—	2,372,108	—
Asset-Backed Securities	2,543,748		—	2,543,748	—
Common Stocks:
Energy	264,425		—	—	264,425
Other industry categories*	270,566		270,566	—	—

Total Common Stocks.	534,991		270,566	—	264,425
Preferred Securities	—	**	—	—	—	**
Rights*	12,985		—	12,985	—	**
Structured Notes	—	**	—	—	—	**

Total Investments	$134,087,542		$270,566	$133,552,551	$264,425

*	See Portfolio of Investments for industry breakout.
**	Investment is valued at $0.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at October 31, 2017.

The following provides information on the Level 3 equity security held by the Fund that was valued at October 31, 2017 based on unobservable inputs.

Asset Type	Fair Value at 10/31/2017	Valuation Technique	Unobservable Inputs	Amount	Impact to Valuation from an Increase in Input
Equity	$264,425	Income Approach	Expected Life	20 years	Decrease
			Discount Rate	10%	Decrease

Level 3 Structured Notes, Preferred Securities and Rights are fair valued by the Advisor’s Pricing Committee. These values are based on unobservable and non-quantitative inputs. The Fund’s Board of Trustees has adopted valuation procedures that are utilized by the Advisor’s Pricing Committee to oversee the day-to-day valuation of the Fund’s investments. The Advisor’s Pricing Committee, through the Fund’s fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor’s Pricing Committee also reviews monthly back testing of third-party pricing services prices by comparing sales prices of Fund investments to prior day third-party pricing service prices. Additionally, the Advisor’s Pricing Committee reviews periodic information from the Fund’s third-party pricing service that compares secondary market trade prices to their daily valuations.

Page 10	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Portfolio of Investments (Continued)

October 31, 2017

The following table presents the activity of the Fund’s investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

Beginning Balance at October 31, 2016
Common Stocks	$264,425
Preferred Securities	1,250
Rights	—	**
Structured Notes	5,703
Net Realized Gain (Loss)	—
Net Change in Unrealized Appreciation/Depreciation:
Common Stocks	—
Preferred Securities	(1,250)
Structured Notes	(5,703)
Purchases	—
Sales	—
Transfers In	—
Transfers Out	—
Ending Balance at October 31, 2017
Common Stocks	264,425
Preferred Securities	—	**
Rights	—	**
Structured Notes	—	**

Total Level 3 holdings	$264,425

**	Investment is valued at $0.

There was a net change of $(6,953) in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2017.

See Notes to Financial Statements	Page 11

First Trust Strategic High Income Fund II (FHY)

Statement of Assets and Liabilities

October 31, 2017

ASSETS:
Investments, at value (Cost $131,735,515)	$134,087,542
Cash	6,080,252
Interest receivable	2,105,903
Prepaid expenses	5,112

Total Assets	142,278,809

LIABILITIES:
Outstanding loan	39,350,000
Payables:
Offering costs	114,306
Investment advisory fees	109,826
Interest and fees on loan	106,511
Audit and tax fees	70,199
Printing fees	24,205
Administrative fees.	13,382
Transfer agent fees	6,185
Custodian fees	5,345
Trustees’ fees and expenses	1,353
Financial reporting fees	771
Legal fees	673
Other liabilities.	9,524

Total Liabilities	39,812,280

NET ASSETS	$102,466,529

NET ASSETS consist of:
Paid-in capital	$158,497,017
Par value	69,702
Accumulated net investment income (loss)	2,663,211
Accumulated net realized gain (loss) on investments, forward foreign currency contracts and foreign currency transactions	(61,115,428)
Net unrealized appreciation (depreciation) on investments	2,352,027

NET ASSETS	$102,466,529

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$14.70

Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	6,970,226

Page 12	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Statement of Operations

For the Year Ended October 31, 2017

INVESTMENT INCOME:
Interest	$9,780,594
Dividends	59,147
Other	15,185

Total investment income	9,854,926

EXPENSES:
Investment advisory fees	1,433,401
Interest and fees on loan	1,108,431
Offering costs	142,300
Administrative fees	94,845
Audit and tax fees	71,124
Printing fees	63,486
Transfer agent fees	36,862
Custodian fees	22,139
Trustees’ fees and expenses	16,695
Listing expense	15,136
Financial reporting fees	9,250
Legal fees	4,534
Other	54,670

Total expenses	3,072,873

NET INVESTMENT INCOME (LOSS)	6,782,053

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	3,849,015
Net change in unrealized appreciation (depreciation) on investments	3,337,016

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,186,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,968,084

See Notes to Financial Statements	Page 13

First Trust Strategic High Income Fund II (FHY)

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	10/31/2017	10/31/2016
OPERATIONS:
Net investment income (loss)	$6,782,053	$8,965,046
Net realized gain (loss)	3,849,015	(13,022,761)
Net change in unrealized appreciation (depreciation)	3,337,016	12,120,504

Net increase (decrease) in net assets resulting from operations	13,968,084	8,062,789

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,749,148)	(7,537,587)
Return of capital	—	(2,420,423)

Total distributions to shareholders	(8,749,148)	(9,958,010)

CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(465,686)	(2,136,348)
Purchase of Common Shares pursuant to a tender offer	(17,551,181)	—

Net increase (decrease) in net assets resulting from capital transactions	(18,016,867)	(2,136,348)

Total increase (decrease) in net assets	(12,797,931)	(4,031,569)

NET ASSETS:
Beginning of period	115,264,460	119,296,029

End of period	$102,466,529	$115,264,460

Accumulated net investment income (loss) at end of period.	$2,663,211	$2,517,854

CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	8,239,882	8,432,081
Common Shares repurchased (a)	(39,617)	(192,199)
Common Shares purchased pursuant to a tender offer (b)	(1,230,039)	—

Common Shares at end of period	6,970,226	8,239,882

(a)	On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2018. For the years ended October 31, 2017 and 2016, the Fund repurchased 39,617 and 192,199, respectively, of its shares at a weighted-average discount of 14.53% and 15.33%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 164,339 common shares (for an aggregate of 422,943), or (ii) March 15, 2018.
(b)	On August 29, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m.New York City time on Thursday, September 28, 2017. Since the Fund’s tender offer was oversubscribed, the Fund purchased 1,230,039 (15%) of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

Page 14	See Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

Statement of Cash Flows

For the Year Ended October 31, 2017

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations		$13,968,084
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments		(60,427,399)
Sales, maturities and paydowns of investments		87,392,704
Net amortization/accretion of premiums/discounts on investments		112,013
Net realized gain/loss on investments		(3,849,015)
Net change in unrealized appreciation (depreciation) on investments		(3,337,016)
Changes in assets and liabilities:
Decrease in interest receivable		398,994
Decrease in dividends receivable		8,985
Increase in prepaid expenses		(5,112)
Increase in interest and fees payable on loan		21,218
Decrease in investment advisory fees payable		(11,836)
Decrease in audit and tax fees payable		(1)
Decrease in legal fees payable		(345)
Increase in printing fees payable		3,689
Increase in administrative fees payable		2,250
Decrease in custodian fees payable		(5,127)
Decrease in transfer agent fees payable		(1,107)
Decrease in Trustees’ fees and expenses		(59)
Decrease in other liabilities payable		(657)
Increase in offering costs payable		114,306

Cash provided by operating activities		$34,384,569

Cash flows from financing activities:
Repurchase of Common Shares		(598,016)
Distributions to Common Shareholders from net investment income		(8,749,148)
Repayment of borrowing		(4,000,000)
Purchase of Common Shares pursuant to a tender offer		(17,551,181)

Cash used in financing activities		(30,898,345)

Increase in cash		3,486,224
Cash at beginning of period		2,594,028

Cash at end of period		$6,080,252
	;	;
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$1,087,213

See Notes to Financial Statements	Page 15

First Trust Strategic High Income Fund II (FHY)

Financial Highlights

For a Common Share outstanding throughout each period

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$13.99	$14.15	$16.64	$17.52	$17.06

Income from investment operations:
Net investment income (loss)	0.85	1.09	1.24	1.38	1.48
Net realized and unrealized gain (loss)	0.89	(0.10)	(2.38)	(0.82)	0.43

Total from investment operations	1.74	0.99	(1.14)	0.56	1.91

Distributions paid to shareholders from:
Net investment income	(1.08)	(0.91)	(1.15)	(1.19)	(0.66)
Return of capital	—	(0.29)	(0.21)	(0.25)	(0.79)

Total distributions paid to Common Shareholders	(1.08)	(1.20)	(1.36)	(1.44)	(1.45)

Premiums from shares sold in Common Share offering	—	—	—	—	0.00 (a)
Common Share repurchases	0.01	0.05	0.01	—	—
Tender offer purchases	0.04	—	—	—	—

Net asset value, end of period	$14.70	$13.99	$14.15	$16.64	$17.52

Market value, end of period	$13.32	$12.14	$12.21	$15.60	$15.97

Total return based on net asset value (b)	14.15%	9.76%	(6.04)%	4.03%	12.19%
Total return based on market value (b)	19.18%	10.38%	(13.52)%	6.99%	(1.38)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$102,467	$115,264	$119,296	$140,737	$148,238
Ratio of total expenses to average net assets	2.64%	2.44%	2.23%	2.34%	2.22%
Ratio of total expenses to average net assets excluding interest expense	1.69%	1.61%	1.57%	1.77%	1.71%
Ratio of net investment income (loss) to average net assets	5.82%	8.09%	8.01%	8.00%	8.55%
Portfolio turnover rate	41%	24%	30%	28%	27%

Indebtedness:
Total loan outstanding (in 000’s)	$39,350	$43,350	$48,350	$58,850	$55,400
Asset coverage per $1,000 of indebtedness (c)	$3,604	$3,659	$3,467	$3,391	$3,676

(a)	Amount is less than 0.1%.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.

Page 16	See Notes to Financial Statements

Notes to Financial Statements

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

1. Organization

First Trust Strategic High Income Fund II (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FHY” on the New York Stock Exchange (“NYSE”).

The Fund’s primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. (“Brookfield” or the “Sub-Advisor”) believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as “high-yield” or “junk” bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

2. Significant Accounting Policies

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:

1)	benchmark yields;

2)	reported trades;

3)	broker/dealer quotes;

4)	issuer spreads;

5)	benchmark securities;

6)	bids and offers; and

7)	reference data including market research publications.

Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Senior Floating-Rate Loan interests (“Senior Loans”)(1) are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.

Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

1)	the credit conditions in the relevant market and changes thereto;

2)	the liquidity conditions in the relevant market and changes thereto;

3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

4)	issuer-specific conditions (such as significant credit deterioration); and

5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

1)	the fundamental business data relating to the borrower/issuer;

2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;

3)	the type, size and cost of a security;

4)	the financial statements of the borrower/issuer;

5)	the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor’s or external analysis;

6)	the information as to any transactions in or offers for the security;

7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

8)	the coupon payments;

9)	the quality, value and salability of collateral, if any, securing the security;

10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s/issuer’s management;

(1)	The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

11)	the prospects for the borrower’s/issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

12)	the borrower’s/issuer’s competitive position within the industry;

13)	the borrower’s/issuer’s ability to access additional liquidity through public and/or private markets; and

14)	other relevant factors.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

•	Quoted prices for similar investments in active markets.

•	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

•	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of October 31, 2017, is included with the Fund’s Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2017, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. Restricted Securities

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2017, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Values/Shares	Price	Carrying Cost	Value	%of Net Assets
ION Geophysical Corp., 12/15/21	04/28/16	$725,000	84.50	$456,334	$612,625	0.60%
LBC Tank Terminals Holding Netherlands BV, 05/15/23	09/03/14	$1,800,000	105.13	1,874,896	1,892,250	1.85
Preferred Term Securities XXV, Ltd., 06/22/37	03/27/07	$5,750,000	0.00	0	0	0.00
Preferred Term Securities XXVI, Ltd., 09/22/37	06/06/07	$2,500,000	0.00	0	0	0.00
Puma International Financing S.A., 02/01/21	09/08/15	$12,000	102.66	12,118	12,319	0.01
Puma International Financing S.A., 10/06/24	10/03/17	$800,000	102.40	800,000	819,200	0.80
Soloso CDO, Ltd.,, 10/15/35	04/24/06	$4,000,000	0.00	0	0	0.00
Trinidad Driilling Ltd., 02/15/25	01/27/17-04/07/17	$1,500,000	97.75	1,513,960	1,466,250	1.43
Watco Cos. LLC/Watco Finance Corp., 04/01/23	03/31/15-04/08/15	$1,625,000	104.25	1,638,444	1,694,063	1.65

				$6,295,752	$6,496,707	6.34%

D. Collateralized Debt Obligations

A collateralized debt obligation (“CDO”) is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation (“CBO”). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation (“CLO”). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

E. Forward Foreign Currency Contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund did not have any forward foreign currency contracts during the year ended October 31, 2017.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

F. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The Fund did not have any foreign currency transactions during the year ended October 31, 2017.

G. Dividends and Distributions to Shareholders

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2017, resulting in book and tax accounting differences, have been reclassified at period end to reflect an increase in accumulated net investment income (loss) of $2,112,452, an increase in accumulated net realized gain (loss) on investments of $3,815,724, and a decrease in paid-in capital of $5,928,176. Net assets were not affected by this reclassification.

The tax character of distributions paid by the Fund during the fiscal years ended October 31, 2017 and 2016 was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$8,749,148	$7,537,587
Capital gain	—	—
Return of capital	—	2,420,423

As of October 31, 2017, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income	$1,795,263
Undistributed capital gains	—

Total Undistributed Earnings	1,795,263
Accumulated capital and other losses	(50,349,010)
Net unrealized appreciation (depreciation)	(7,546,443)

Total accumulated earnings	(56,100,190)
Other	—
Paid-in capital	158,566,719

Total net assets	$102,466,529

H. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2017, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the following table, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

Capital Loss Available Through 2018	Capital Loss Available Through 2019	Post Effective- No Expiration	Total Capital Loss Available
$15,342,938	$7,053,888	$27,952,184	$50,349,010

Of these losses, $21,431,810 is subject to loss limitation resulting from reorganization activity. This limitation generally reduces the utilization of these losses to a maximum of $4,318,194 per year.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

At the taxable year ended October 31, 2017, the Fund had $5,621,803 of pre-enactment capital loss carryforwards that expired.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2017, the Fund did not defer any net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2014, 2015, 2016, and 2017 remain open to federal and state audit. As of October 31, 2017, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.

I. Expenses

The Fund will pay all expenses directly related to its operations.

J. New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the SEC adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosures about derivatives in a fund’s financial statements, as well as other amendments. The compliance date for the amendments of Regulation S-X was August 1, 2017, which resulted in additional disclosure for variable interest rate instruments within the Portfolio of Investments. The new form types and other rule amendments will be effective for the First Trust funds, including the Fund, for reporting periods beginning on and after June 1, 2018. Management is evaluating the new form types and other rule amendments that are effective on and after June 1, 2018 to determine the impact to the Fund.

K. New Accounting Pronouncement

In December 2016, FASB released Accounting Standards Update (“ASU”) 2016-19 that makes technical changes to various sections of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the change. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Brookfield serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.

4. Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2017, were $60,427,399 and $86,864,711, respectively.

5. Borrowings

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. (“BNP”) that has a maximum commitment amount of $55,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days’ prior notice. Of the outstanding commitment, $13,850,000 is fixed-rate financing of 3.09% for a seven-year period ending July 23, 2020. The borrowing rate on the floating-rate financing amount is equal to 1-month LIBOR plus 100 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility. Prior to December 7, 2016, the maximum commitment amount was $66,000,000, the fixed-rate financing amount was 2.79% and the floating-rate financing amount was equal to 1-month LIBOR plus 70 basis points.

The average amount outstanding for the year ended October 31, 2017 was $42,725,342 with a weighted average interest rate of 2.31%. As of October 31, 2017, the Fund had outstanding borrowings of $39,350,000, which approximates fair value, under this committed facility agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On the floating-rate financing amount, the high and low annual interest rates for the year ended October 31, 2017 were 2.24% and 1.23%, respectively. The weighted average interest rate at October 31, 2017 was 2.54%.

6. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7. Tender Offer

As previously announced, the Fund conducted a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund’s tender offer expired at 5:00 p.m. New York City time on Thursday, September 28, 2017.

Notes to Financial Statements (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017

Since the Fund’s tender offer was oversubscribed, the Fund purchased 15% of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered (Pro-Ration Factor). The final results of the tender offer are provided in the table below.

Number of Shares Tendered	Number of Tendered Shares to be Purchased	Pro-Ration Factor	Purchase Price (98% of NAV on Expiration Date)	Number of Outstanding Shares after Tender Offer
2,748,438	1,230,039	44.75%	$ 14.2688	6,970,226

8. Subsequent Events

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 1, 2017, the borrowing rate on the floating-rate financing amount on the committed facility agreement with BNP decreased from 1-month LIBOR plus 100 basis points to 1-month LIBOR plus 85 basis points and the floating-rate financing amount was reduced from $41,150,000 to $36,150,000.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of First Trust Strategic High Income Fund II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the “Fund”), including the portfolio of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund II as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 20, 2017

Additional Information

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website located at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website located at http://www.ftportfolios.com; (3) on the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

Additional Information (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Tax Information

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2017, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

Distributions paid to foreign shareholders during the Fund’s year ended October 31, 2017, that were properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” may not be subject to federal income tax provided that the income was earned directly by such foreign shareholders.

NYSE Certification Information

In accordance with Section 303A-12 of the New York Stock Exchange (“NYSE”) Listed Company Manual, the Fund’s President has certified to the NYSE that, as of May 1, 2017, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund’s reports to the SEC on Forms N-CSR and N-Q contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

Submission of Matters to a Vote of Shareholders

The Fund held its Annual Meeting of Shareholders (“Annual Meeting”) on April 24, 2017. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Strategic High Income Fund II as a Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2020. The number of votes cast in favor of Mr. Keith was 6,217,013, the number of votes withheld was 991,174 and the number of broker non-votes was 992,078. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees.

Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund’s prospectus and statement of additional information, as well as other Fund regulatory filings.

Investment and Market Risk: An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

Residential Mortgage-Backed Securities Risk: MBS’s may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS’s at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS’s may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS’s may also change due to shifts in the market’s perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS’s are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS’s which are interestonly securities (“IO”) and principal-only (“PO”) securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS’s are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and

Additional Information (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security’s effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Value Investing Risk: The Sub-Advisor focuses the Fund’s investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a “value” investment mandate during periods in which that style is “out of favor” can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

Below-Investment Grade Securities Risk: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

Distressed Securities Risk: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities, the ability to achieve current income may be diminished.

Economic Conditions Risk: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

Fixed-Income Securities Risk: Debt securities, including high-yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio’s current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund’s portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

Interest Rate Risk: The Fund’s portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

Leverage Risk: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund’s investment portfolio. There can be no assurance that the leverage strategies will be successful.

Additional Information (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Foreign Securities Risk: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund’s return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

Advisory and Sub-Advisory Agreements

Board Considerations Regarding Approval of Investment Management and Investment Sub-Advisory Agreements

The Board of Trustees of First Trust Strategic High Income Fund II (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Brookfield Investment Management Inc. (the “Sub-Advisor”) for a one-year period ending June 30, 2018 at a meeting held on June 12, 2017. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 24, 2017 and June 12, 2017, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds compiled by Management Practice, Inc. (“MPI”), an independent source (the “MPI Peer Group”), and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 24, 2017, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 12, 2017 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective as well as from the perspective of shareholders. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives and policies. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 24, 2017 meeting, described

Additional Information (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team and the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the MPI Peer Group, as well as advisory fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the MPI Peer Group, the Board discussed with representatives of the Advisor how the MPI Peer Group was assembled and limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different amounts and types of leverage with different costs associated with them or may use no leverage; (iii) none of the peer funds employs an advisor/sub-advisor management structure with an unaffiliated sub-advisor; (iv) all of the peer funds are larger than the Fund, which causes the Fund’s fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (v) some of the peer funds are part of a larger fund complex that may allow for additional economies of scale. The Board took these limitations into account in considering the peer data, and noted that the advisory fee rate payable by the Fund, based on average managed assets, was above the median of the MPI Peer Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s description of its long-term commitment to the Fund.

The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2016 to the performance of the MPI Peer Group and to that of two benchmark indexes. In reviewing the Fund’s performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the MPI Peer Group average for the one-, three- and five-year periods ended December 31, 2016. The Board also noted that the Fund outperformed the benchmark indexes for the one-year period and underperformed the benchmark indexes for the three- and five-year periods ended December 31, 2016. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2016 and the Fund’s average trading discount during 2016 and comparable information for the peer group.

On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it expects its expenses to increase over the next twelve months as the Advisor continues to make investments in personnel and infrastructure. The Board determined that due to the Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2016 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

The Board noted the Sub-Advisor’s expenses in providing investment services to the Fund and considered the Sub-Advisor’s statement that it does not expect economies of scale to be present in connection with its provision of services to the Fund but that there may be

Additional Information (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

economic efficiencies achieved from aggregate trade orders. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor indicated that it does not anticipate any material fall out benefits from its relationship to the Fund. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

Board of Trustees and Officers

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Name, Address, Date of Birth and Position with the Trust	Term of Office and Year First Elected or Appointed(1)	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 04/51	• Three Year Term • Since Fund Inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	151	None

Thomas R. Kadlec, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/57	• Three Year Term • Since Fund Inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	151	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association

Robert F. Keith, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 11/56	• Three Year Term • Since June, 2006	President, Hibs Enterprises (Financial and Management Consulting)	151	Director of Trust Company of Illinois

Niel B. Nielson, Trustee c/o First Trust Advisors L.P. 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 03/54	• Three Year Term • Since Fund Inception	Managing Director and Chief Operating Officer (January 2015 to Present), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services); President (June 2002 to June 2012), Covenant College	151	Director of Covenant Transport, Inc. (May 2003 to May 2014)

INTERESTED TRUSTEE

James A. Bowen(2), Trustee and Chairman of the Board 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 09/55	• Three Year Term • Since Fund Inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	151	None

(1)	Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund’s 2020 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund’s 2018 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund’s 2019 annual meeting of shareholders.
(2)	Mr. Bowen is deemed an “interested person” of the Fund due to his position as CEO of First Trust Advisors, L.P., investment advisor of the Fund.

Board of Trustees and Officers (Continued)

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Name, Address and Date of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS(3)

James M. Dykas 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 01/66	President and Chief Executive Officer	• Indefinite Term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to Present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer, BondWave LLC (Software Development Company) (January 2016 to Present) and Stonebridge Advisors LLC (Investment Advisor) (January 2016 to Present)

Donald P. Swade 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 08/72	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite Term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 05/60	Secretary and Chief Legal Officer	• Indefinite Term • Since Fund Inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC

Daniel J. Lindquist 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B: 02/70	Vice President	• Indefinite Term • Since September 2005	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.

Kristi A. Maher 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187 D.O.B.: 12/66	Chief Compliance Officer and Assistant Secretary	• Indefinite Term • Chief Compliance Officer Since January 2011 • Assistant Secretary Since Fund Inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.

(3)	The term “officer” means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

Privacy Policy

First Trust Strategic High Income Fund II (FHY)

October 31, 2017 (Unaudited)

Privacy Policy

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

Sources of Information

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

•	Information about your transactions with us, our affiliates or others;

•	Information we receive from your inquiries by mail, e-mail or telephone; and

•	Information we collect on our website through the use of “cookies”. For example, we may identify the pages on our website that your browser requests or visits.

Information Collected

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

Disclosure of Information

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

•	In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

•	We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

Use of Web Analytics

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust’s website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust’s website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

Confidentiality and Security

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Policy Updates and Inquiries

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

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INVESTMENT ADVISOR

First Trust Advisors L.P.

120 E. Liberty Drive, Suite 400

Wheaton, IL 60187

INVESTMENT SUB-ADVISOR

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street, 15th Floor

New York, NY 10281

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

ADMINISTRATOR,

FUND ACCOUNTANT &

CUSTODIAN

The Bank of New York Mellon

101 Barclay Street, 20th Floor

New York, NY 10286

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

111 S. Wacker Drive

Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP

111 W. Monroe Street

Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

(a)   The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)   There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)   The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were
$65,000 for the fiscal year ended October 31, 2016 and $60,000 for the fiscal year ended October 31, 2017.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $3,000 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017. The 2016 audit-related fees reflect fees for auditing data after migration to new fund accounting software.


      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31, 2017.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2016 and $5,200 for the fiscal year ended October 31, 2017.
These fees were for tax return preparation and review.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2016 and $0 for the fiscal year ended October 31,
2017.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a)
through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and
$0 for the fiscal year ended October 31, 2017.

      All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a)
through (c) of this Item were $0 for the fiscal year ended October 31, 2016 and
$0 for the fiscal year ended October 31, 2017.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval
Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of
Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.


      (e)(2) The percentage of services described in each of paragraphs (b)
through (d) for the Registrant and the Registrant's investment adviser of this
Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2016 were $5,200 for the Registrant and $13,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2017 were $5,200 for the Registrant and $44,000 for the
Registrant's investment adviser.

      (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)   The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and
      Robert F. Keith.

ITEM 6. INVESTMENTS.

(a)   Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND
       DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 3, 2018.

Brookfield Investment Management Inc. ("Brookfield") serves as the Fund's
Sub-Advisor.

Dana E. Erikson, CFA, Managing Director

Mr. Erikson is a co-portfolio manager of the registrant responsible for the day-to-day management of the portfolio. He is responsible for security analysis, trading and the overall management of the portfolio's exposures.

Mark Shipley

Mark Shipley is a co-portfolio manager responsible for the day-to-day management of the portfolio. He is responsible for security analysis, trading and the overall management of the portfolio's exposures.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER
       AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2017.


                                                                                                    # of Accounts     Total Assets
                                                                                                  Managed for which     for which
                                                                         Total                     Advisory Fee is    Advisory Fee
Name of Portfolio Manager or                                         # of Accounts      Total         Based on        is Based on
         Team Member                     Type of Accounts*              Managed         Assets       Performance       Performance
-----------------------------    ---------------------------------   -------------     -------    -----------------   -------------
1.  Dana Erikson                 Registered Investment Companies:          4           $591 M             0               $ 0
                                 Other Pooled Investment Vehicles:         6           $114 M             1               $14 M
                                 Other Accounts:                           4           $ 49 M             0               $ 0

2.  Mark Shipley                 Registered Investment Companies:          4           $591 M             0               $ 0
                                 Other Pooled Investment Vehicles:         6           $114 M             1               $14 M
                                 Other Accounts:                           4           $ 49 M             0               $ 0



PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Brookfield Investment Management Inc. ("Brookfield") has adopted compliance policies and procedures that are designed to address the various conflicts of


interest that may arise for it and the individuals that it employs. For example,
Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield also has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts.

(A)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS
PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2017.

Brookfield compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with a portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of Brookfield and its parent company, Brookfield Asset Management Inc. While the salaries of
Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of Brookfield and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

The compensation structure of each Portfolio Manager and other investment professionals has four primary components:

      o     A base salary;

      o     An annual cash bonus;

      o     If applicable, long-term compensation consisting of restricted stock units or stock options of the Investment Adviser's ultimate parent company, Brookfield Asset Management, Inc. and

      o     If applicable, long term compensation consisting of restricted stock units in private funds managed by the investment professional


Each Portfolio Manager also receives certain retirement, insurance, and other benefits that are broadly available to all employees. Compensation of each
Portfolio Manager is reviewed on an annual basis by senior management.

(A)(4)  DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2017.

                           Dollar Range of Fund Shares
      Name                     Beneficially Owned

      Dana Erikson                     $0
      Mark Shipley                     $0

(B)   Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.


                                     REGISTRANT PURCHASES OF EQUITY SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                             (C) TOTAL NUMBER OF          (D) MAXIMUM NUMBER (OR
                                                              SHARES (OR UNITS)        APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF  (B) AVERAGE PRICE       PURCHASED AS PART OF       SHARES (OR UNITS) THAT MAY
                 SHARES (OR UNITS)        PAID PER            PUBLICLY ANNOUNCED        YET BE PURCHASED UNDER THE
     PERIOD          PURCHASED        SHARE (OR UNIT)         PLANS OR PROGRAMS             PLANS OR PROGRAMS
--------------------------------------------------------------------------------------------------------------------
Month #1
(11/01/2016 -
11/30/2016)            39,617              $11.76                  258,604                    164,339 shares
--------------------------------------------------------------------------------------------------------------------
Month #2
(12/01/2016 -            0                  N/A                       0                       164,339 shares
12/31/2016)
--------------------------------------------------------------------------------------------------------------------
Month #3
(01/01/2017 -            0                  N/A                       0                       164,339 shares
01/31/2017)
--------------------------------------------------------------------------------------------------------------------
Month #4
(02/01/2017 -            0                  N/A                       0                       164,339 shares
02/29/2017)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
Month #5
(03/01/2017 -            0                  N/A                       0                       164,339 shares
03/31/2017)
--------------------------------------------------------------------------------------------------------------------
Month #6
(04/01/2017 -            0                  N/A                       0                       164,339 shares
04/30/2017)
--------------------------------------------------------------------------------------------------------------------
Month #7
(05/01/2017 -            0                  N/A                       0                       164,339 shares
05/31/2017)
--------------------------------------------------------------------------------------------------------------------
Month #8
(06/01/2017 -            0                  N/A                       0                       164,339 shares
06/30/2017)
--------------------------------------------------------------------------------------------------------------------
Month #9
(07/01/2017 -            0                  N/A                       0                       164,339 shares
07/31/2017)
--------------------------------------------------------------------------------------------------------------------
Month #10
(08/01/2017 -            0                  N/A                       0                       164,339 shares
08/31/2017)
--------------------------------------------------------------------------------------------------------------------
Month #11
(09/01/2017 -        1,230,039             $14.27                 1,488,643                   164,339 shares
09/30/2017)
--------------------------------------------------------------------------------------------------------------------
Month #12
(10/01/2017 -            0                  N/A                       0                       164,339 shares
10/31/2017)
Total                1,269,656             $14.19                 1,488,643                   164,339 shares
--------------------------------------------------------------------------------------------------------------------


On September 15, 2015, the Fund commenced a share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the
Fund has subsequently authorized the continuation of the Fund's share repurchase program until March 15, 2018. For the years ended October 31, 2017 and 2016, the
Fund repurchased 39,617 and 192,199, respectively, of its shares at a weighted-average discount of 14.53% and 15.33%, respectively, from net asset value per share. The Fund expects to continue to repurchase its outstanding shares until the earlier of (i) the repurchase of an additional 164,339 common shares (for an aggregate of 422,943), or (ii) March 15, 2018.

On August 29, 2017, the Fund commenced a tender offer for up to 15% of its outstanding common shares for cash at a price per share equal to 98% of the net asset value per share determined on the expiration date. The Fund's tender offer expired at 5:00 p.m. New York City time on Thursday, September 28, 2017. Since


the Fund's tender offer was oversubscribed, the Fund purchased 1,230,039 (15%)
of its outstanding common shares on a pro-rata basis based on the number of shares properly tendered.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR
229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
      Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
      270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
      Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
      270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section
       302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section
       906 of the Sarbanes- Oxley Act of 2002 are attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
                 ---------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2017
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 20, 2017
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 20, 2017
     -------------------

* Print the name and title of each signing officer under his or her signature.